Exhibit 21.1

W. P. CAREY INC.
SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Ownership	State or Country of Incorporation
24 HR TX (TX) Limited Partnership	100%	Delaware
24 HR-TX (MD) Business Trust	100%	Maryland
24 HR-TX GP (TX) QRS 12-66, Inc.	100%	Delaware
3265 University Parkway Storage 18 (FL) LLC	100%	Delaware
ADCIR (CO) QRS 16-60, Inc.	100%	Delaware
ADCIR EXP (CO) LLC	100%	Delaware
ADVA 15 (GA) LLC	100%	Delaware
ADV-QRS 15 (GA) QRS 15-4, Inc.	100%	Delaware
AFD (MN) LLC	100%	Delaware
AGNL CROWN CANADA NOMINEE CORP	100%	Canada
AGNL PUNCH CANADA NOMINEE CORP	100%	Canada
AGRESTIC (AR) LLC	100%	Delaware
AIR (IL) QRS 14-48, Inc.	100%	Delaware
AIR ENT (OH) LLC	100%	Delaware
Airliq II (IL) LLC	100%	Delaware
Alamo WPC Storage (TX) LLC	100%	Delaware
ALAN JATHOO JV (MULTI) LLC	100%	Delaware
ALL-IN (PA-OH) LLC	100%	Delaware
Alphabet Multi Holding (CAN) ULC	100%	Canada
ALUSA (TX) Limited Partnership	100%	Delaware
ALUSA-GP (TX) QRS 16-72, Inc.	100%	Delaware
ALUSA-LP (DE) QRS 16-73, Inc.	100%	Delaware
American GL Cathedral Storage 17 (CA) LLC	100%	Delaware
American GL Pearl Storage 17 (HI) LLC	100%	Delaware
American JH Storage 17 (Multi) LLC	100%	Delaware
American Subsequent Storage 17 (Multi) LLC	100%	Delaware
American WPC Storage (Multi) LLC	100%	Delaware
American WPC Storage TRS 17-1 (DE) Inc.	100%	Delaware
AMTOLL (NM) QRS 14-39, INC.	100%	Delaware
Ang (Multi) LLC	100%	Delaware
Ang II (Multi) LLC	100%	Delaware
Ang III (Multi) LLC	100%	Delaware
ANTH Campus (CA) LLC	100%	Delaware
Appleton Store, LLC	100%	Wisconsin
Applied Utah (UT) QRS 14-76, Inc.	100%	Delaware
Araxos Sp. z o.o.	100%	Poland
Arboretum Group, L.L.C.	100%	Wisconsin
ARNOLD POLYMER (MULTI) LP	100%	Delaware
ARNOLD POLYMER GP (MULTI) LLC	100%	Delaware
Assembly (MD)	100%	Maryland
ATCHI (IL) LLC	100%	Delaware
Atlanta Self Storage 18 (GA) LLC	100%	Delaware
Auto (FL) QRS 11-39, Inc.	100%	Florida
Auto Investor 17 (DE) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
AutoPress (GER) LLC	100%	Delaware
Autosafe Airbag 14 (CA) LP	100%	Delaware
AW WPC (KY) LLC	100%	Delaware
AZO Driver (DE) LLC	100%	Delaware
AZO Mechanic (DE) LLC	100%	Delaware
AZO Navigator (DE) LLC	100%	Delaware
AZO Valet (DE) LLC	100%	Delaware
AZO-A L.P.	100%	Delaware
AZO-B L.P.	100%	Delaware
AZO-C L.P.	100%	Delaware
AZO-D L.P.	100%	Delaware
Baltic Retail Properties IISUTI UAB	70%	Lithuania
Barn Cement (TX) LLC	100%	Delaware
BASHFUL (MULTI) LLC	100%	Delaware
BBQ Storage 17 (NY) LLC	100%	Delaware
BBrands (Multi) QRS 16-137, Inc.	100%	Delaware
BDF (CT) QRS 16-82, Inc.	100%	Delaware
Bear T (OH) LLC	100%	Delaware
Beaumont Storage 17 (CA) LLC	100%	Delaware
Berrocal Sp. z o.o.	100%	Poland
Beverage (GER) QRS 16-141 LLC	100%	Delaware
BFS (DE) LP	100%	Delaware
BFS (DE) QRS 14-74, Inc.	100%	Delaware
BG FEE OWNER (KY) LLC	100%	Delaware
BG Ground Terminal (CA) LLC	100%	Delaware
BG Terminal (CA) LLC	100%	Delaware
BG Terminal Investor (CA) LLC	100%	Delaware
BG Terminal Investor II LP	100%	Delaware
Billboard Blackwood (NJ) LLC	100%	Delaware
Billboard Flemington (NJ) LLC	100%	Delaware
Billboard Laurel 295 (NJ) LLC	100%	Delaware
Billboard Laurel 38 (NJ) LLC	100%	Delaware
Billboard Laurel Ems (NJ) LLC	100%	Delaware
Billboard Laurel Ems Easement (NJ) LLC	100%	Delaware
Billboard Pennsauken 38 (NJ) LLC	100%	Delaware
Billboard Pennsauken 70 (NJ) LLC	100%	Delaware
Billboard Raritan (NJ) LLC	100%	Delaware
Billboard Sicklerville (NJ) LLC	100%	Delaware
Billboard West Whiteland (PA) LLC	100%	Delaware
Bill-GP (TX) QRS 14-56, Inc.	100%	Delaware
Bill-MC 14 LP	90%	Delaware
BLUE STEEL (TX) LP	100%	Delaware
BLUE STEEL GP (TX) LLC	100%	Delaware
BLUE STEEL MANAGER (TX) LLC	100%	Delaware
BM-LP (TX) QRS 14-57, Inc.	100%	Delaware
BMOC-HOU GP Holder (TX) LLC	100%	Delaware
BMOC-HOU (TX) LP	100%	Delaware
BMOC-MIA (FL) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
BMOC-ORL (FL) LLC	100%	Delaware
BN(MA) QRS 11-58, Inc.	100%	Delaware
BOBS (CT) QRS 16-25, Inc.	100%	Delaware
Bohr Bolt (OH) LLC	100%	Delaware
Bolder (CO) QRS 11-44, Inc.	100%	Delaware
Bolt (DE) Limited Partnership	100%	Delaware
Bolt (DE) QRS 15-26, Inc.	100%	Delaware
Bolt (DE) Trust	100%	Maryland
BOS West (MA) LLC	100%	Delaware
Bplast 16 Manager (DE) QRS 16-129, Inc.	100%	Delaware
Bplast 16 Member (DE) QRS 16-128, Inc.	100%	Delaware
Bplast 17 Member (DE) LLC	100%	Delaware
Bplast Expansion Landlord (IN) LLC	100%	Delaware
Bplast Expansion Member (IN) 17 LLC	100%	Delaware
Bplast Landlord (DE) LLC	100%	Delaware
Bplast Two Landlord (IN) LLC	100%	Delaware
Bplast Two Manager (IN) QRS 16-152, Inc.	100%	Delaware
Bplast Two Member (IN) 17 LLC	100%	Delaware
Bplast Two Member (IN) QRS 16-151, Inc.	100%	Delaware
BPS Nevada, LLC	15%	Delaware
Breaking Pat (CAN) I LP	100%	Canada
Breaking Pat Nominee Corp.	100%	Canada
Breaking Pat (US) I LLC	100%	Delaware
BRY-PL (DE) Limited Partnership	100%	Delaware
BRY-PL (MD) Trust	100%	Maryland
BRY-PL GP (DE) QRS 15-57, Inc.	100%	Delaware
BSL Caldwell (NC) LLC	100%	Delaware
BST Torrance Landlord (CA) QRS 14-109, Inc.	100%	Delaware
BT (Multi) LLC	100%	Delaware
BT (PA) QRS 12-25, Inc.	100%	Pennsylvania
BUCKLE UP (MX) LLC	100%	Delaware
BUD HEAVY (MN) LLC	100%	Delaware
Build (CA) QRS 12-24, Inc.	100%	California
BUILT IN A DAY (NY) LLC	100%	Delaware
BUN INTENDED (TN) LLC	100%	Delaware
BUSTED (CA) LP	100%	Delaware
BUSTED GP (CA) LLC	100%	Delaware
Buyersburg (IN) LLC	100%	Delaware
C3PL (MI) LLC	100%	Delaware
Camborne Sp. z o.o.	100%	Poland
Can Storage 18 (TOR) LLC	100%	Delaware
Canelli Sp. z o.o.	100%	Poland
Cantina 17 Landlord (IL) LLC	100%	Delaware
Cantina 17 Manager (IL) LLC	100%	Delaware
Can-Two (DE) QRS 12-67, Inc.	100%	Delaware
Carey 17 Harmon LLC	100%	Delaware
Carey Alfabeto Holding Mx, S. de R.L. de C.V.	100%	Mexico
Carey Alfabeto Landlord Mx, S. de R.L. de C.V.	100%	Mexico

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Carey Alphabet (DE) Inc.	100%	Delaware
Carey Alphabet B.V.	100%	Netherlands
Carey Alphabet II GP LLC	100%	Delaware
CAREY ALPHABET II (CAN) LP	100%	Canada
Carey Alphabet (DE) LP	100%	Delaware
Carey Alphabet GP LLC	100%	Delaware
Carey Alphabet II (US) LLC	100%	Delaware
Carey Alphabet II (US) GP LLC	100%	Delaware
CAREY ALPHABET II NOMINEE CORP.	100%	Canada
CAREY ALPHABET PROPERTIES II (MULTI) LLC	100%	Delaware
Carey Asset Management Corp.	100%	Delaware
Carey Asset Management Dallas LLC	100%	Delaware
Carey European Management LLC	100%	Delaware
Carey European SH, LLC	100%	Delaware
Carey Management LLC	100%	Delaware
Carey Market LLC	100%	Delaware
CAREY MARKET LENDER (NV) LLC	100%	Delaware
CAREYOKE JV (OR) LP	100%	Delaware
CAREYOKE JV GP (OR) LLC	100%	Delaware
CAREYOKE JV LP (OR) LLC	100%	Delaware
Carey REIT II, Inc.	100%	Maryland
Casting Landlord (GER) QRS 16-109 LLC	100%	Delaware
Casting Member (GER) QRS 16-108 LLC	100%	Delaware
CAT LOG (WI) LLC	100%	Delaware
CATALINA WM (OR) LLC	100%	Delaware
Cathedral City Storage 17 (CA) LLC	100%	Delaware
Cherry Valley Storage 17 (IL) LLC	100%	Delaware
CHIRO MANAGER (DE) LLC	100%	Delaware
CIP 18 (NY) MEZZ LLC	100%	Delaware
CIP Acquisition Incorporated	100%	Maryland
CIV-News GP (DE) LLC	100%	Delaware
CIV-News (Multi) LP	100%	Delaware
Clean (KY) LLC	100%	Delaware
Clean (KY) QRS 16-22, Inc.	100%	Delaware
CM6-GROUND (MULTI) LLC	100%	Delaware
CM6-Hotel (Multi) LLC	100%	Delaware
CMAR 18 Investor (DE) LLC	100%	Delaware
CMAR Hotel Landlord 18 (Mauritius) Ltd	100%	Mauritius
CM Nathan (MN) LLC	100%	Delaware
Coco (WY) QRS 16-51, Inc.	100%	Delaware
Coco-Dorm (PA) QRS 16-52, Inc.	100%	Delaware
Coco-Dorm (PA) Trust	100%	Maryland
Coco-Dorm (PA), LP	100%	Delaware
COLD AS ICE MANAGER (CA) LLC	100%	Delaware
CONTRATO DE FIDEICOMISO IRRV DE ADM NUMBER 5746	100%	Mexico
Contrato de Fideicomiso Irrevocable Traslativo de Dominio en Zona Restringida y de Administracion numero 3908	100%	Mexico

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Contrato De Fideicomiso Revocable de Administracion de Bienes Inmuebles Numero 3801	100%	Mexico
CONTRATO DE FIDEICOMISO REVOCABLE DE ADMINISTRACION DE BIENES INMUEBLES NUMERO 3890	100%	Mexico
Contrato De Fideicomiso Revocable de Adminstracion de Bienes Inmuebles Numero 3968	100%	Mexico
Consys (SC) QRS 16-66, Inc.	100%	Delaware
Consys-9 (SC) LLC	100%	Delaware
Containers (DE) Limited Partnership	100%	Delaware
Containers (DE) QRS 15-36, Inc.	100%	Delaware
COOP (GA) LLC	100%	Delaware
Corporate Property Associates	100%	California
Corporate Property Associates 15 Incorporated	100%	Maryland
Corporate Property Associates 4, A California Limited Partnership	100%	California
Corporate Property Associates 6, A California Limited Partnership	100%	California
Corporate Property Associates 9, L.P., A Delaware Limited Partnership	100%	Delaware
Courtyard Albuquerque Airport Operator LLC	100%	Delaware
Courtyard Baltimore Washington Airport Operator LLC	100%	Delaware
Courtyard Chicago OHare Operator LLC	100%	Delaware
Courtyard Indianapolis Airport Operator LLC	100%	Delaware
Courtyard Irvine John Wayne Airport Operator LLC	100%	Delaware
Courtyard Louisville East Operator LLC	100%	Delaware
Courtyard Newark Liberty international Airport Operator LLC	100%	Delaware
Courtyard Orlando Airport Operator LLC	100%	Delaware
Courtyard Orlando International Drive Convention Center Operator LLC	100%	Delaware
Courtyard Sacramento Operator LLC	100%	Delaware
Courtyard San Diego Sorrento Operator LLC	100%	Delaware
Courtyard Spokane Downtown Operator LLC	100%	Delaware
COWBOY UP DG LLC	100%	Delaware
COWBOY UP DG 2 LLC	100%	Delaware
CP GAL (IN) QRS 16-61, Inc.	100%	Delaware
CP GAL Kennesaw, LLC	100%	Delaware
CP GAL Leawood, LLC	100%	Delaware
CP GAL Lombard, LLC	100%	Delaware
CP GAL Plainfield, LLC	100%	Delaware
CPA 15 Merger Sub Inc.	100%	Maryland
CPA 16 LLC	100%	Delaware
CPA 16 Merger Sub Inc.	100%	Maryland
CPA 17 International Holding and Financing LLC	100%	Delaware
CPA17 Merger Sub LLC	100%	Maryland
CPA 17 Pan-European Holding Cooperatief U.A.	100%	Netherlands
CPA 17 SB1 Lender LLC	100%	Delaware
CPA 17 SB2 Lender LLC	100%	Delaware
CPA 17 SBOP JV Member LLC	100%	Delaware
CPA 17 SBPROP JV Member LLC	100%	Delaware
CPA17 SBOP MANAGER LLC	100%	Delaware
CPA17 SBPROP MANAGER LLC	100%	Delaware
CPA 18 Con s.r.o.	100%	Slovakia
CPA 18 GH Member LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
CPA 18 Integras JV (DE) LLC	100%	Delaware
CPA 18 International Holding and Financing LLC	100%	Delaware
CPA18 Merger Sub LLC	100%	Maryland
CPA 18 Pan-European Holding Coöperatief U.A.	100%	Netherlands
CPA 18 SH (TX) LIMITED PARTNER LLC	100%	Delaware
CPA 18 SH (TX) Special General Partner LLC	100%	Delaware
CPA Paper, Inc.	100%	Delaware
CPA:17 Limited Partnership	100%	Delaware
CPA:18 Limited Partnership	100%	Delaware
CPA16 German (DE) Limited Partnership	100%	Delaware
CPA16 German GP (DE) QRS 16-155, Inc.	100%	Delaware
CPA-CS Holdings LP	90%	Delaware
CQ Landlord (MI) LLC	100%	Delaware
CQ Landlord (Multi) LLC	100%	Delaware
CQ Mezz Manager (Multi) LLC	100%	Delaware
Crafty (AL) LLC	100%	Delaware
Crate (GER) QRS 16-142 LLC	100%	Delaware
CRI (AZ-CO) QRS 16-4, Inc.	100%	Delaware
Crystal Lake Storage 18 (IL) LLC	100%	Delaware
CS-GP 18 (TOR) LLC	100%	Delaware
Cups (DE) LP	100%	Delaware
Cups Number One (DE) LLC	100%	Delaware
Cusona Sp. z o.o.	100%	Poland
CU-SOL (VA) LLC	100%	Delaware
Dan (FL) QRS 15-7, Inc.	100%	Delaware
Darnekusa sp. z o. o.	100%	Poland
DCNETH Landlord (NL) LLC	100%	Delaware
DCNETH Member (NL) QRS 15-102 Inc.	100%	Delaware
Delaware Frame (TX), LP	100%	Delaware
Delmo (DE) QRS 11/12-1, Inc.	100%	Delaware
Delmo (PA) QRS 11-36	100%	Pennsylvania
Delmo (PA) QRS 12-10	100%	Pennsylvania
Delmo 11/12 (DE) LLC	100%	Delaware
DES-Tech GP (TN) QRS 16-49, Inc.	100%	Delaware
DES-Tech LP (TN) QRS 16-50, Inc.	100%	Delaware
Dfence (Belgium) 16 LLC FKA Dfence (Belgium) 16 SRL	100%	Delaware
Dfend 15 LLC	100%	Delaware
Dfend 16 LLC	100%	Delaware
DG ZULU (MULTI) LLC	100%	Delaware
DGB BB (MULTI) LLC	100%	Delaware
DGB BC (MULTI) LLC	100%	Delaware
DGB BD (MULTI) LLC	100%	Delaware
DGB (LA) LLC	100%	Delaware
DGB (LA-OH) LLC	100%	Delaware
DGB BUYER FOUR (WI) LLC	100%	Delaware
DGB BUYER FIVE (WI) LLC	100%	Delaware
DGB BUYER (MULTI) LLC	100%	Delaware
DGB BUYER ONE (IL) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
DGB BUYER ONE (NY) LLC	100%	Delaware
DGB BUYER ONE (OH) LLC	100%	Delaware
DGB BUYER ONE (WI) LLC	100%	Delaware
DGB BUYER (PA) LLC	100%	Delaware
DGB BUYER SIX (WI) LLC	100%	Delaware
DGB BUYER SEVEN (WI) LLC	100%	Delaware
DGB BUYER THREE (IL) LLC	100%	Delaware
DGB BUYER THREE (NY) LLC	100%	Delaware
DGB BUYER THREE (WI) LLC	100%	Delaware
DGB BUYER TWO (IL) LLC	100%	Delaware
DGB BUYER TWO (NY) LLC	100%	Delaware
DGB BUYER TWO (OH) LLC	100%	Delaware
DGB BUYER TWO (WI) LLC	100%	Delaware
DGB MANAGER (MULTI) LLC	100%	Delaware
Diagalves Sp. z o.o.	100%	Poland
DIFUSÃO – SOCIEDADE IMOBILIÁRIA S.A.	100%	Portugal
DIY Poland Sp. z o.o.	100%	Poland
DOPEY (WI) LLC	100%	Delaware
DOPPIO (IL) LLC	100%	Delaware
Dough (DE) QRS 14-77, Inc.	100%	Delaware
Dough (MD)	100%	Maryland
Dough Lot (DE) QRS 14-110, Inc.	100%	Delaware
Dough Lot (MD)	100%	Maryland
DP Realty Holdings, LLC	100%	Indiana
DP WPC (TX) LLC	100%	Delaware
Drill (DE) Trust	100%	Maryland
Drill GmbH & Co. KG	100%	Germany
DSG (IN) QRS 15-44, Inc.	100%	Delaware
DSG GP (PA) QRS 14-103, Inc.	100%	Delaware
DSG Landlord (PA) L.P.	100%	Delaware
DSG LP (PA) Trust	100%	Maryland
DT Memphis New TRS (DE) LLC	100%	Delaware
DYNAMITE (MULTI) LLC	100%	Delaware
Dyne (DE) LP	100%	Delaware
ED Landlord (GA) LLC	100%	Delaware
Ed Landlord Two (DE) LLC	100%	Delaware
ELECTRIC TRUSTOR (MX) LLC	100%	Delaware
ELL (GER) QRS 16-37, Inc.	100%	Delaware
European Fund Investor LLC	100%	Delaware
Fabric (DE) GP	100%	Delaware
Fast (DE) QRS 14-22, Inc.	100%	Delaware
Faur WPC (OH) LLC	100%	Delaware
Faverga Sp. z o.o.	100%	Poland
Fayetteville Storage 17 (NC) LLC	100%	Delaware
FELIX (MULTI) LLC	100%	Delaware
Finistar (CA-TX) Limited Partnership	100%	Delaware
Finistar GP (CA-TX) QRS 16-21, Inc.	100%	Delaware
Finistar LP (DE) QRS 16-29, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
FIRED UP (IL) LLC	100%	Delaware
FIS (MI) LLC	100%	Delaware
Fit(TX)GP QRS 12-60, Inc.	100%	Delaware
Fit(TX) LP	100%	Delaware
Fit(TX) Trust	100%	Maryland
Flan 1 (IL) LLC	100%	Delaware
Flan 4 (Multi) LLC	100%	Delaware
Flan Hud (NY) LLC	100%	Delaware
Flatlands Self Storage NYC Mezz, LLC	100%	Delaware
Flatlands Self Storage NYC, LLC	100%	Delaware
Flavortown (IL) LLC	100%	Delaware
Flex (NE) LLC	100%	Delaware
Flex Member (NE) LLC	100%	Delaware
FLEX-PACK (TN) LLC	100%	Delaware
FLEX-PACK MANAGER (TN) LLC	100%	Delaware
Flipper (FL) LLC	100%	Delaware
FLOUR POWER (CAN) LLC	100%	Delaware
FLOUR POWER (ID) LLC	100%	Delaware
FLOUR POWER (IL) LLC	100%	Delaware
FLOUR POWER (MULTI) LLC	100%	Delaware
FLOUR POWER (UT) LLC	100%	Delaware
FLUX CAPACITOR 121 GW LLC	100%	Delaware
FM Naples Storage 18 (FL) LLC	100%	Delaware
Food (DE) QRS 12-49, Inc.	100%	Delaware
Forever Metal (QC) Ltd.	100%	Canada
FORT-BEN HOLDINGS (ONQC) LTD.	100%	Canada
FORT-NOM HOLDINGS (ONQC) INC.	100%	Canada
Forterra Canada GP LLC	100%	Delaware
Forterra Canada Holdings LP	100%	Delaware
Foss (NH) QRS 16-3, Inc.	100%	Delaware
Four World Landlord (GA) LLC	100%	Delaware
Four World Manager (GA) LLC	100%	Delaware
Frame (TX) QRS 14-25, Inc.	100%	Delaware
Freight (IL) LLC	100%	Delaware
FRO 16 (NC) LLC	100%	Delaware
FRO Man Member 17 (NC) LLC	100%	Delaware
FRO Spin (NC) LLC	100%	Delaware
Furniture Exch Manager (WI) LLC	100%	Delaware
Furniture Exch Manager Too (WI) LLC	100%	Delaware
Furniture Owner (WI) LLC	100%	Delaware
Furniture Owner Too (WI) LLC	100%	Delaware
GAINS (AZ) LLC	100%	Delaware
GAINS EXCH MANAGER LLC	100%	Delaware
GAINS (FL) LLC	100%	Delaware
GAINS LAVEEN (AZ) LLC	100%	Delaware
GAINS MANAGER (FL) LLC	100%	Delaware
GAINS MESA (AZ) LLC	100%	Delaware
GAINS SURPRISE (AZ) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
GAINS VEGAS (NV) LLC	100%	Delaware
GAL III (IN) QRS 15-49, Inc.	100%	Delaware
GAL III (NJ) QRS 15-45, Inc.	100%	Delaware
GAL III (NY) QRS 15-48, Inc.	100%	Delaware
Galadean Sp. z o.o.	100%	Poland
GEMCHI (IL) LLC	100%	Delaware
GERB TOLLAND QRS (CT) 16 Inc.	100%	Delaware
GFY San Diego (CA) LP	100%	Delaware
GFY SAN DIEGO EXCHANGE MANAGER (CA) LLC	100%	Delaware
GFY SAN DIEGO GP (CA) LLC	100%	Delaware
GIVE ME A BRAKE (OH) LLC	100%	Delaware
GOLD UPGRADE (CA) LLC	100%	Delaware
GOLD UPGRADE (MA-NJ) LLC	100%	Delaware
GOLD UPGRADE MANAGER (MA-NJ) LLC	100%	Delaware
Global Aperta SLU	100%	Spain
Global Elegan S.L.U.	100%	Spain
Global Lezo, S.L.U.	100%	Spain
Global Pumarejo S.L.	100%	Spain
Global Tavascan SOCIMI S.A. (fka Global Tavascan SLU)	100%	Spain
Global Yatros SLU	100%	Spain
Go Green (OH) LLC	100%	Delaware
Goldyard, S.L.	100%	Spain
GONE FISHING (PA) LLC	100%	Delaware
GR UK Retail Unit Trust	100%	Jersey
Granite Landlord (GA) LLC	100%	Delaware
GRC (TX) Limited Partnership	100%	Delaware
GRC (TX) Trust	100%	Maryland
GRC-II (TX) Limited Partnership	100%	Delaware
GROVEPORT OWNER (OH) LLC	100%	Delaware
Guggenheim Credit Income Fund	3%	Delaware
Guitar Mass (TN) QRS 14-36, Inc.	100%	Delaware
Guitar Plus (TN) QRS 14-37, Inc.	100%	Delaware
H2 17 Investor (GER) LLC	100%	Delaware
H2 Investor (GER) QRS 14-104 LLC	100%	Delaware
H2 Investor (GER) QRS 15-91, Inc.	100%	Delaware
H2 Investor (GER) QRS 16-100, Inc.	100%	Delaware
Hammer (DE) Limited Partnership	100%	Delaware
Hammer (DE) LP QRS 12-65, Inc.	100%	Delaware
Hammer (DE) LP QRS 14-100, Inc.	100%	Delaware
Hammer (DE) LP QRS 15-33, Inc.	100%	Delaware
Hammer (DE) QRS 15-32, Inc.	100%	Delaware
Hammer (DE) Trust	100%	Maryland
Hammer Time (TX) LLC	100%	Delaware
Hammer Time Owner (TX) LP	100%	Delaware
Hans Gruber Godo Kaisha	100%	Japan
HAPPY (NC) LLC	100%	Delaware
HAPPY GP (NC) LLC	100%	Delaware
Hawk JV Landlord Two (IA) LLC	90%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Hawk Landlord (IA) LLC	100%	Delaware
Hawk Landlord Two (IA) LLC	90%	Delaware
Hawk Two (IA) LLC	100%	Delaware
HCF GP (CA) LLC	100%	Delaware
HCF Landlord (CA) LP	100%	Delaware
Hellweg GmbH & Co. Vermögensverwaltungs KG	100%	Germany
Hesperia Storage 17 (CA) LLC	100%	Delaware
HF Landlord (SC) LLC	100%	Delaware
HF Member (SC) LLC	100%	Delaware
HF Three Landlord (SC) LLC	100%	Delaware
HF Two Landlord (SC) LLC	100%	Delaware
HIPPOCRATES (MULTI) LLC	100%	Delaware
HLWG B Note Purchaser (DE) LLC	100%	Delaware
HLWG Two (GER) LLC	100%	Delaware
HOAGIES (FL) LLC	100%	Delaware
HOB (TX) LLC	100%	Delaware
HOCUS POCUS STORAGE LLC	100%	Delaware
HP STORAGE OWNER LLC	100%	Delaware
Hoe Management GmbH	100%	Germany
Holiday Storage 17 (FL) LLC	100%	Delaware
Honey Badger GP LLC	100%	Delaware
Honey Badger (NC) LP	100%	Delaware
HOT AIR (CANADA) LLC	100%	Delaware
HOT AIR (MULTI) LLC	100%	Delaware
HOT AIR NOMINEE CORP.	100%	Delaware
Hotel Airport Stuttgart Grundstücks GmbH	95%	Germany
Hotel (MN) QRS 16-84, Inc.	100%	Delaware
Hotel Operator (MN) TRS 16-87, Inc.	100%	Delaware
House Money (Multi) LLC	100%	Delaware
Hum (DE) QRS 11-45, Inc.	100%	Delaware
Humbert (Ontario) I LLC (fka Shelf 1 (Canada) LLC)	100%	Delaware
Humbert (Ontario) II LLC (fka Shelf 2 (Canada) LLC)	100%	Delaware
HUMBERT NOMINEE CORP.	100%	Canada
HUMBERT II NOMINEE CORP.	100%	Canada
Huntwood (TX) Limited Partnership	100%	Delaware
Huntwood (TX) QRS 16-8, Inc.	100%	Delaware
ICE ICE BABY (MULTI) LLC	100%	Delaware
ICE ICE BABY MANAGER (MULTI) LLC	100%	Delaware
ICG (TX) Limited Partnership	100%	Delaware
ICG-GP (TX) QRS 15-3, Inc.	100%	Delaware
ICG-LP (TX) Trust	100%	Maryland
ID Wheel (FL) LLC	100%	Delaware
IDrive Mezz Lender (FL) LLC	100%	Delaware
Ijobbers (DE) QRS 14-41, Inc.	100%	Delaware
Ijobbers LLC	100%	Delaware
IM NOT A FREIGHT MX LLC	100%	Delaware
Image (NY) QRS 16-67, Inc.	100%	Delaware
Industrial Center 7 Sp. z o.o.	100%	Poland

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
INGESCORP 2008, S.L.	100%	Spain
Initiator (CA) QRS 14-62, Inc.	100%	Delaware
IRF IN (IN) LLC	100%	Delaware
IRF 2 IN (IN) LLC	100%	Delaware
IRF IN (KS) LLC	100%	Delaware
IRF IN (LA) LLC	100%	Delaware
IRF IN (WI) LLC	100%	Delaware
IRF MANAGER (IN) LLC	100%	Delaware
IRF MANAGER (MULTI) LLC	100%	Delaware
Italian industrial Real Estate Fund IV	100%	Italy
Jamaica (IL) LLC	100%	Delaware
Jamesinvest SRL	100%	Belgium
Jandoor (MULTI) LLC	100%	Delaware
JARVIS (NJ) LLC	100%	Delaware
JARVIS MANAGER (NJ) LLC	100%	Delaware
Jen (MA) QRS 12-54, Inc.	100%	Delaware
John McCLane (NY) LLC	100%	New York
JX STORAGE (MULTI) 1 LLC	100%	Delaware
JX STORAGE (MULTI) 2 LLC	100%	Delaware
Kabushiki Kaisha Mure Property	100%	Japan
KIDNEY BEANS (TN) LLC	100%	Delaware
KITKAT (IL) LLC	100%	Delaware
KNOT JUST A SNACK (MULTI) LLC	100%	Delaware
KRO (IL) LLC	100%	Delaware
KSM Cresskill (NJ) QRS 16-80, Inc.	100%	Delaware
KSM Livingston (NJ) QRS 16-76, INC.	100%	Delaware
KSM Montclair (NJ) QRS 16-78, INC.	100%	Delaware
KSM Morristown (NJ) QRS 16-79, INC.	100%	Delaware
KSM Summit (NJ) QRS 16-75, Inc.	100%	Delaware
Labels-Ben (DE) QRS 16-28, Inc.	100%	Delaware
Labrador (AZ) LP	100%	Delaware
Lake Street Storage 17 (IL) LLC	100%	Delaware
LASER GP (CA) LLC	100%	Delaware
LASER LANDLORD (CA) LP	100%	Delaware
Leather (DE) QRS 14-72, Inc.	100%	Delaware
Lewisville Dealer 17 (TX) LLC	100%	Delaware
Lincoln (DE) LP	100%	Delaware
Longboom (Finland) QRS 16-131, Inc.	100%	Delaware
Longboom Finance (Finland) QRS 16-130, Inc.	100%	Delaware
Loznica d.o.o.	100%	Croatia
LPORT (WA-TX) QRS 16-92, Inc.	100%	Delaware
LPORT 2 (WA) QRS 16-147, Inc.	100%	Delaware
LT Fit (AZ-MD) LLC	100%	Delaware
LTI (DE) QRS 14-81, Inc.	100%	Delaware
LTI Trust (MD)	100%	Maryland
LV LENDER 65 (NV) LLC	100%	Delaware
Madde Investments Sp. z o.o.	100%	Poland
Madison Storage NYC, LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Mala-IDS (DE) QRS 16-71, Inc.	100%	Delaware
Mallika PBJ LLC	100%	Delaware
Mapinvest Delaware LLC	100%	Delaware
Marcourt Investments Incorporated	100%	Maryland
Master (DE) QRS 15-71, Inc.	100%	Delaware
MBM-Beef (DE) QRS 15-18, Inc.	100%	Delaware
MCDORMY (NY) LLC	100%	Delaware
Medi (PA) Limited Partnership	100%	Delaware
Medical (Multi) LLC	100%	Delaware
Meri (NC) LLC	100%	Delaware
MERI(NC)MM QRS 14-98, Inc.	100%	Delaware
MET WST (UT) QRS 16-97, Inc.	100%	Delaware
Metal (DE) QRS 14-67, Inc.	100%	Delaware
Metal (GER) QRS 15-94, Inc.	100%	Delaware
MFF Mezz (Multi) LLC	100%	Delaware
Mill Storage 17 (CA) LLC	100%	Delaware
MK (Mexico) QRS 16-48, Inc.	100%	Delaware
MK GP BEN (DE) QRS 16-45, Inc.	100%	Delaware
MK Landlord (DE) Limited Partnership	100%	Delaware
MK LP Ben (DE) QRS 16-46, Inc.	100%	Delaware
MK-Ben (DE) Limited Partnership	100%	Delaware
MK-GP (DE) QRS 16-43, Inc.	100%	Delaware
MK-LP (DE) QRS 16-44, Inc.	100%	Delaware
MK-Nom (ONT), Inc.	100%	Canada
MM(UT) QRS 11-59, Inc.	100%	Delaware
Module (DE) Limited Partnership	100%	Delaware
Mons (DE) QRS 15-68, Inc.	100%	Delaware
MOPROBLEMS (MI) LLC	100%	Delaware
More Applied Utah (UT) LLC	100%	Delaware
Movie (VA) QRS 14-24, Inc.	100%	Delaware
MR Lender (TX) LLC	100%	Delaware
MSTEEL (IL) LLC	100%	Delaware
MWI Investor 17 (TX) LP	100%	Delaware
MWI Investor GP 17 (TX) LLC	100%	Delaware
Nail (DE) Trust	100%	Maryland
NAILED IT GP LLC	100%	Delaware
NAILED IT (MULTI) LP	100%	Delaware
NAKATOMI PLAZA (DE) LLC	100%	Delaware
National Storage 17 (Multi) LLC	100%	Delaware
NO SWEAT (MULTI) EXCHANGE MANAGER LLC	100%	Delaware
NO SWEAT (MULTI) LLC	100%	Delaware
Nord (GA) QRS 16-98, Inc.	100%	Delaware
Northwest Storage 17 (IL) LLC	100%	Delaware
OH SHEET (CA) LLC	100%	Delaware
OH SHEET (CA) EXCHANGE MANAGER LLC	100%	Delaware
Olimpia Investments Sp. z o.o.	100%	Poland
OLIVIA (IL) LLC	100%	Delaware
OLIVIA (ON) HOLDINGS CORP.	100%	Canada

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
OLIVIA (ONTARIO) LLC	100%	Delaware
OPH Storage 17 (FL) LLC	100%	Delaware
Optical (CA) QRS 15-8, Inc.	100%	Delaware
Orb (MO) QRS 12-56, Inc.	100%	Delaware
OSCAR (IL) LLC	100%	Delaware
OTC (MULTI) LLC	100%	Delaware
OTC RX Holdings ULC	100%	Canada
OTC RX Nominee CORP.	100%	Canada
OTC RX (ONTARIO) LLC	100%	Delaware
OUI CHEF (MULTI) GP LLC	100%	Delaware
OUI CHEF (MULTI) LP	100%	Delaware
Overtape (CA) QRS 15-14, Inc.	100%	Delaware
OX (AL) LLC	100%	Delaware
OX-GP (AL) QRS 15-15, Inc.	100%	Delaware
Pacpress (IL-MI) QRS 16-114, Inc.	100%	Delaware
Pallet (FRA) SARL	100%	France
Panel (UK) QRS 14-54, Inc.	100%	Delaware
Paper Limited Liability Company	100%	Delaware
PDC Industrial Center 83 Sp. z o.o.	100%	Poland
Pem (MN) QRS 15-39, Inc.	100%	Delaware
Pend (WI) LLC	100%	Delaware
Pend II (OH-IN) LLC	100%	Delaware
PERFECT STORM (UT) LLC	100%	Delaware
PET(TX)GP QRS 11-62, INC.	100%	Delaware
Pet(TX) LP	100%	Delaware
Pet(TX) Trust	100%	Maryland
Pewaukee Development, LLC	100%	Wisconsin
PG (Multi-16) L.P.	100%	Delaware
PG (Multi-16) QRS 16-7, Inc.	100%	Delaware
PG (Multi-16) Trust	100%	Maryland
Pipe Portfolio GP LLC	100%	Delaware
Pipe Portfolio Owner (Multi) LP	100%	Delaware
Plants (Sweden) QRS 16-13, Inc.	100%	Delaware
Plants Shareholder (Sweden) QRS 16-15, Inc.	100%	Delaware
Plastic (DE) Limited Partnership	100%	Delaware
Plastic (DE) QRS 15-56, Inc.	100%	Delaware
Plastic (DE) Trust	100%	Maryland
Plastic II (IL) LLC	100%	Delaware
Plastic II (IL) QRS 16-27, Inc.	100%	Delaware
Plastix (WI) LLC	100%	Delaware
Plates (DE) QRS 14-63, Inc.	100%	Delaware
Pleasant Hill GL 18 (FL) LLC	100%	Delaware
Pleasant Hill Storage 18 (FL) LLC	100%	Delaware
Pliers (DE) Trust	100%	Maryland
Plum (DE) QRS 15-67, Inc.	100%	Delaware
Pol (NC) QRS 15-25, Inc.	100%	Delaware
Pold (GER) QRS 16-133 LLC	100%	Delaware
Pole Landlord (LA-TX) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Polkinvest Sprl	100%	Belgium
Poly (Multi) Limited Partnership	100%	Delaware
Poly GP (Multi) QRS 16-35, Inc.	100%	Delaware
Poly LP (MD) Trust	100%	Maryland
POUCH TWO (IN) LLC	100%	Delaware
POWER MOVE (KY) LLC	100%	Delaware
POWER MOVE MANAGER (KY) LLC	100%	Delaware
PRA (OH) LLC	100%	Delaware
Primo (MS) QRS 16-94, Inc.	100%	Delaware
Print (WI) QRS 12-40, Inc.	100%	Wisconsin
Projector (FL) QRS 14-45, Inc.	100%	Delaware
Pump (MO) QRS 14-52, Inc.	100%	Delaware
QRS 10-1 (ILL), Inc.	100%	Illinois
QRS 10-18 (FL), LLC	100%	Delaware
QRS 11-2 (AR), LLC	100%	Delaware
QS ARK (DE) QRS 15-38, Inc.	100%	Delaware
Quadrant Insurance LLC	100%	Vermont
Rails (UK) QRS 15-54, Inc.	100%	Delaware
RAISE THE PAR (IA) LLC	100%	Delaware
Rankin Storage 18 (TX) LLC	100%	Delaware
REDEALER (NJ-PA) LLC	100%	Delaware
REIT Brickan AB	100%	Sweden
RESIN MANAGER (MO) LLC	100%	Delaware
RHYME AND RESIN (MO) LLC	100%	Delaware
RI(CA) QRS 12-59, Inc.	100%	Delaware
RII (CA) QRS 15-2, Inc.	100%	Delaware
Rubbertex (TX) QRS 16-68, Inc.	100%	Delaware
SAB (IA) LLC	100%	Delaware
SALE-LEAFBACK (MN) LLC	100%	Delaware
Salted Peanuts (LA) QRS 15-13, LLC	100%	Delaware
SBOP INVESTOR LLC	100%	Delaware
SBPROP INVESTOR LLC	100%	Delaware
SCHNEI-ELEC (MA) LLC	100%	Delaware
Sealtex (DE) QRS 16-69, Inc.	100%	Delaware
Sebastian Storage 18 (FL) LLC	100%	Delaware
Sekeslog 17 UAB	100%	Lithuania
SF(TX) Trust	100%	Maryland
SFC (TN) QRS 11-21, Inc.	100%	Tennessee
SFCO (GA) QRS 16-127, INC.	100%	Delaware
SFT INS (TX) LLC	100%	Delaware
Shaq (DE) QRS 15-75, Inc.	100%	Delaware
Shep (KS-OK) QRS 16-113, Inc.	100%	Delaware
SHOTS-ORL (FL) LLC	100%	Delaware
Shovel Management GmbH	100%	Germany
SINGLE USE (MULTI) LLC	100%	Delaware
Sixth Sense GP (NC) LLC	100%	Delaware
Sixth Sense (NC) LP	100%	Delaware
SLEEPY (AL) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
SM(NY) QRS 14-93, Inc.	100%	Delaware
Smalvollveien 65 Eiendom AS	91%	Norway
Smalvollvn 65 ANS	91%	Norway
SNAP INTO (IN) LLC	100%	Delaware
SNEEZY (MULTI) LLC	100%	Delaware
SNOW WHITE (MULTI) LLC	100%	Delaware
SOUNDS GOOD JV (TX) LP	100%	Delaware
SOUNDS GOOD JV GP (TX) LLC	100%	Delaware
SOUNDS GOOD JV LP (TX) LLC	100%	Delaware
SP Label (TN) LLC	100%	Delaware
SPARE ME (MULTI) LLC	100%	Delaware
Sparky's Storage 18 (CA) LP	100%	Delaware
Sparky's Storage GP 18 (CA) LLC	100%	Delaware
Speed (NC) QRS 14-70, Inc.	100%	Delaware
ST(TX)GP QRS 11-63, INC.	100%	Delaware
ST(TX) LP	100%	Delaware
ST(TX) Trust	100%	Maryland
Steely Dan (WI) LLC	100%	Delaware
STOCKSANDEN, S.L.	100%	Spain
Storage 18 ES Account (DE) LLC	100%	Delaware
Stradella Sp. z o.o.	100%	Poland
STRUCK OIL (MULTI) LLC	100%	Delaware
SUDS LANDLORD (MULTI) LLC	100%	Delaware
SUDS II EXCH MANAGER (MULTI) LLC	100%	Delaware
SUDS II LANDLORD (MULTI) LLC	100%	Delaware
SUIT YOURSELF EXCHANGE MANAGER (TX) LLC	100%	Delaware
SUIT YOURSELF (TX) GP LLC	100%	Delaware
SUIT YOURSELF (TX) LP	100%	Delaware
Sun (SC) QRS 12-68, Inc.	100%	Delaware
Sunpro (KY) LLC	100%	Delaware
Suspension (DE) QRS 15-1, Inc.	100%	Delaware
SUVON (OH) LLC	100%`	Delaware
SW Chicago Storage 18 (IL) LLC	100%	Delaware
TAGLESS TOTS (OH) LLC	100%	Delaware
TASTY KALE (UT) LLC	100%	Delaware
Tech (GER) 17-1 B.V.	100%	Netherlands
Tech (GER) QRS 16-144, Inc.	100%	Delaware
Tech Landlord (GER) LLC	100%	Delaware
Teeth Finance (Finland) QRS 16-106, Inc.	100%	Delaware
Teeth Landlord (Finland) LLC	100%	Delaware
Teeth Member (Finland) QRS 16-107, Inc.	100%	Delaware
TENACIOUS HOLDINGS ULC	100%	Canada
TENACIOUS NOMINEE CORP.	100%	Canada
Tenacious WPC (Multi) LLC	100%	Delaware
Terrier (AZ) QRS 14-78, Inc.	100%	Delaware
TEXAS SUN (TX) EXCHANGE MANAGER LLC	100%	Delaware
TEXAS SUN (TX) GP LLC	100%	Delaware
TEXAS SUN (TX) LP	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Tfarma (CO) QRS 16-93, Inc.	100%	Delaware
THAT'S A WRAP (WI) LLC	100%	Delaware
Third Avenue Self Storage NYC, LLC	100%	Delaware
Three Aircraft Seats (DE) Limited Partnership	100%	Delaware
THREE AMIGOS (US MULTI) LLC	100%	Delaware
Three Cabin Seats (DE) LLC	100%	Delaware
TICKTOCK (TX-PA) LLC	100%	Delaware
Tissue SARL	100%	France
Toner (DE) QRS 14-96, Inc.	100%	Delaware
Toolbelt (PA-SC) LLC	100%	Delaware
Toolbox (MX) LLC	100%	Delaware
TOOL TIME (WV) LLC	100%	Delaware
TOOTH FAIRY (IL) LLC	100%	Delaware
Tower (DE) QRS 14-89, Inc.	100%	Delaware
Tower 14 (DE)	100%	Maryland
Townline Storage 17 (IL) LLC	100%	Delaware
Toys (NE) QRS 15-74, Inc.	100%	Delaware
Trinity WPC (UK) LLC	100%	Delaware
TRUCKIN' (IL) LLC	100%	Delaware
Trucks (France) SARL	100%	France
TR-VSS (MI) QRS 16-90, Inc.	100%	Delaware
TSO-Hungary Kft.	100%	Hungary
Under Pressure (Multi) LLC	100%	Delaware
Uni-Tech (CA) QRS 15-64, Inc.	100%	Delaware
Uni-Tech (PA) QRS 15-51, Inc.	100%	Delaware
Uni-Tech (PA) QRS 15-63, Inc.	100%	Delaware
Uni-Tech (PA) Trust	100%	Maryland
Uni-Tech (PA), L.P.	100%	Delaware
URubber (TX) Limited Partnership	100%	Delaware
UTI-SAC (CA) QRS 16-34, Inc.	100%	Delaware
Vellam Investments sp z o.o.	100%	Poland
Veritas Group IX - NYC, LLC	100%	Delaware
Vinyl (DE) QRS 14-71, Inc.	100%	Delaware
VIPER 63 (NV) LLC	100%	Delaware
VIPER LB 63 (NV) LLC	100%	Delaware
VIPER LENDER 63 (NV) LLC	100%	Delaware
W. P. Carey & Co. B.V.	100%	Netherlands
W.P. Carey & Co. Limited	100%	United Kingdom
W. P. Carey International LLC	100%	Delaware
W. P. Carey Management LLC	100%	Delaware
W. P. Carey Property Investor LLC	100%	Delaware
Wadd-II (TN) LP	100%	Delaware
Wadd-II General Partner (TN) QRS 15-19, INC.	100%	Delaware
Wallers (Multi) LLC	100%	Delaware
Wals (IN) LLC	100%	Delaware
Weg (GER) QRS 15-83, Inc.	100%	Delaware
Wegell GmbH & Co. KG	100%	Germany
Wegell Verwaltungs GmbH	100%	Germany

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
West Farms Self Storage NYC Mezz, LLC	100%	Delaware
West Farms Self Storage NYC, LLC	100%	Delaware
Wheeler Dealer 17 Multi, LLC	100%	Delaware
Wheeler Mezzanine JV (DE) LLC	100%	Delaware
WILLFA (IL) LLC	100%	Delaware
Willow Festival Annex Property Owners Association	100%	Illinois
WILSON NEIGHBOR (IL) LLC	100%	Delaware
Windough (DE) LP	100%	Delaware
Windough Lot (DE) LP	100%	Delaware
WIRE2WIRE (AZ) LLC	100%	Delaware
Wlgrn (NV) LLC	100%	Delaware
Wolv (DE) Limited Partnership	100%	Delaware
Wolv Trust, a Maryland Business Trust	100%	Maryland
Work (GER) QRS 16-117, Inc.	100%	Delaware
WPC 17 Green Sp. z o. o.	100%	Poland
WPC 17 Polk Sp. z o.o.	100%	Poland
WPC 1031 MANAGER LLC	100%	Delaware
WPC Agro I 17-13 B.V.	100%	Netherlands
WPC Agro II 17-17 B.V.	100%	Netherlands
WPC Agro 5 d.o.o.	100%	Croatia
WPC AX Sp. z o.o.	100%	Poland
WPC BILLBOARD LENDER LLC	100%	Delaware
WPC Blade SCI	100%	France
WPC CM6-Hotel Manager, LLC	100%	Delaware
WPC Cube Czech s.r.o.	100%	Czechia
WPC Deville Denmark ApS	100%	Denmark
WPC DF Denmark ApS	100%	Denmark
WPC DF III Denmark ApS	100%	Denmark
WPC DISPLAY OWNER (MULTI) LLC	100%	Delaware
WPC Drunen 17-27 B.V.	100%	Netherlands
WPC Eurobond B.V.	100%	Netherlands
WPC EXCH BUYERSBURG (IN) LLC	100%	Delaware
WPC EXCH Morrisville Landlord (NC) LLC	100%	Delaware
WPC Exch Sublandlord (DE) LLC	100%	Delaware
WPC Fau Czech sro	100%	Czechia
WPC FINANCING GP INC.	100%	Delaware
WPC FINANCING LP	100%	Delaware
WPC FM Czech s.r.o.	100%	Czechia
WPC FM Slovakia s.r.o.	100%	Slovakia
WPC FriesCamp 17-30 B.V.	100%	Netherlands
WPC Gam Holding B.V.	100%	Netherlands
WPC GELSENKIRCHEN 17-33 B.V.	100%	Netherlands
WPC Hamburg 18-12 B.V.	100%	Netherlands
WPC Holdco LLC	100%	Maryland
WPC Hornbachplatz 1 GmbH	100%	Austria
WPC International Holding and Financing LLC	100%	Delaware
WPC International Holding LP	100%	Delaware
WPC International Investor LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
WPC Jumb 17-19 B.V.	100%	Netherlands
WPC KEN SCI	100%	France
WPC LER SCI	100%	France
WPC MAN Denmark ApS	100%	Denmark
WPC MAN-Strasse 1 GmbH	100%	Austria
WPC Meru SCI	100%	France
WPC Pan-European Holding Cooperatief U.A.	100%	Netherlands
WPC Pola Sp. z o.o.	100%	Poland
WPC QBE Manager, LLC	100%	Delaware
WPC REIT AXL 39 B.V.	100%	Netherlands
WPC REIT Cart (UK) Limited	100%	United Kingdom
WPC REIT Chem 51 B.V.	100%	Netherlands
WPC REIT Cold (UK) Limited	100%	United Kingdom
WPC REIT DS (UK) Limited	100%	United Kingdom
WPC REIT Financing B.V.	100%	Netherlands
WPC REIT Gam 21 B.V.	100%	Netherlands
WPC REIT Gam 22 B.V.	100%	Netherlands
WPC REIT Gam 23 B.V.	100%	Netherlands
WPC REIT Gam 24 B.V.	100%	Netherlands
WPC REIT Gam 25 B.V.	100%	Netherlands
WPC REIT INEEDATOW 47 B.V.	100%	Netherlands
WPC REIT Kampen 29 B.V.	100%	Netherlands
WPC REIT Kar 26 B.V.	100%	Netherlands
WPC REIT MAN 16 B.V.	100%	Netherlands
WPC REIT Merger Sub Inc.	100%	Maryland
WPC REIT MX-AB 19 B.V.	100%	Netherlands
WPC REIT MX-AB 37 TRS B.V.	100%	Netherlands
WPC REIT NatExp (UK) Limited	100%	United Kingdom
WPC REIT NEWCO B.V.	100%	Netherlands
WPC REIT Nipp 13 B.V.	100%	Netherlands
WPC REIT Nozzle UK 49 B.V.	100%	Netherlands
WPC REIT Orientation (UK) Limited	100%	United Kingdom
WPC REIT Part (UK) 1 B.V.	100%	Netherlands
WPC REIT PD 12 B.V.	100%	Netherlands
WPC REIT PeRo 40 B.V.	100%	Netherlands
WPC REIT Rem (IT) Srl	100%	Italy
WPC REIT Rock Sp. z o. o	100%	Poland
WPC REIT Side Steel (ES), S.L.	100%	Spain
WPC REIT Son 30 B.V.	100%	Netherlands
WPC REIT Son 31 B.V.	100%	Netherlands
WPC REIT Son 32 B.V.	100%	Netherlands
WPC REIT Son 33 B.V.	100%	Netherlands
WPC REIT Son 34 B.V.	100%	Netherlands
WPC REIT Ster 18 B.V.	100%	Netherlands
WPC REIT Stretch (UK) Limited	100%	United Kingdom
WPC REIT TRS 27 B.V.	100%	Netherlands
WPC REIT (UK) LIMITED	100%	United Kingdom
WPC REIT UP 46 B.V.	100%	Netherlands

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
WPC REIT VAC 44 B.V.	100%	Netherlands
WPC REIT VF (UK) Limited	100%	United Kingdom
WPC REIT Vert (BE) SRL	100%	Belgium
WPC REIT Vessel 50 B.V.	100%	Netherlands
WPC REIT VM 28 B.V.	100%	Netherlands
WPC REIT VM (BE) SRL	100%	Belgium
WPC REIT VM II 48 B.V.	100%	Netherlands
WPC REIT VM II (BE) SRL	100%	Belgium
WPC REIT VM III (BE) S.A.	100%	Belgium
WPC REIT Wait 45 B.V.	100%	Netherlands
WPC Runner SCI	100%	France
WPC Shaft (GER) LLC	100%	Delaware
WPC Smalvollveien Holding AS	100%	Norway
WPC Smalvollveien Purchaser AS	90%	Norway
WPC Smucker Manager, LLC	100%	Delaware
WPC Star Denmark ApS	100%	Denmark
WPC Starbuilders Sweden AB	100%	Sweden
WPC Storage TRS 18-1 (DE) Inc.	100%	Delaware
WPC Swansea 18-24 B.V.	100%	Netherlands
WPC Swansea Student Housing 18-33 B.V.	100%	Netherlands
WPC Swansea TRS 18-32 B.V.	100%	Netherlands
WPC TRS 17-39 B.V.	100%	Netherlands
WPC VF Czech s.r.o.	100%	Czech
WPC VF Slovakia s.r.o.	100%	Slovakia
WPC VM III 17-40 B.V.	100%	Netherlands
WPC VUL SCI	100%	France
WPC-CPA:18 Holdings, LLC	100%	Delaware
Wrench (DE) Limited Partnership	100%	Delaware
Wrench (DE) QRS 15-31, Inc.	100%	Delaware
Wrench (DE) Trust	100%	Maryland
Wyckoff Self Storage NYC Mezz, LLC	100%	Delaware
Wyckoff Self Storage NYC, LLC	100%	Delaware
You Scream (PA) LLC	100%	Delaware
YOURE IT (TN) LLC	100%	Delaware
Zakup Agro 4 d.o.o.	100%	Croatia
Zerega Self Storage NYC Mezz, LLC	100%	Delaware
Zerega Self Storage NYC, LLC	100%	Delaware